Securities and Exchange Commission

Washington, D.C. 20549

  Current Report on Form 8-K

  Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

6 August 2003

  Inter Parfums, Inc.

(Exact name of Registrant as specified in its charter)

Commission File Number 0-16469

Delaware (State or other jurisdiction of incorporation or organization)	13-3275609 (I.R.S. Employer Identification No.)

  551 Fifth Avenue, New York, New York 10176

(Address of Principal Executive Offices)

212. 983.2640

(Registrant's Telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

The press release of the Registrant dated 6 August 2003 relating to its results of operations for the second quarter ended 30 June 2003, a copy of which is annexed hereto as Exhibit no. 99.1, is incorporated by reference herein.

Item 7. Exhibits.

The following document is filed herewith:

99.1 Press release of the Registrant dated 6 August 2003 relating to its results of operations for the second quarter ended 30 June 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: 7 August 2003

Inter Parfums, Inc.

By: /s/ Russell Greenberg

Russell Greenberg, Executive Vice President